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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2004
                                                 ------------------

                          Mooney Aerospace GROUP, LTD.
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             (Exact name of registrant as specified in its charter)

         Delaware                     0-21749                    95-4257380
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

          165 Al Mooney Road, North, Kerrville, TX                     78028
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     (Address of Principal Executive Officers)                  (Zip Code)

Registrant's telephone number, including area code:  (830) 896-6000
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                   Louis Schreiner Field, Kerrville, TX  78028
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.03  Bankruptcy or Receivership

         MASG's Amended Plan of Reorganization was confirmed by the U.S. Bankruptcy Court for the District of Delaware on December 14, 2004, and became effective on that date.

Item 2.01

         MASG has reacquired all of the outstanding common stock of Mooney Airplane Company, Inc. from Allen Holding & Finance Company, pursuant to the terms of the Amended Plan of Reorganization, and MAC is now a wholly-owned subsidiary of MASG.

Item 3.01

         A change in the publicly traded stock has occurred. The existing Class A Common Stock is no longed tradable and a new common stock will be issued per the reorganization plan approved by the Bankruptcy Court.

Item 9.01

         Financial Statements and Exhibits

          99.1 Plan of Reorganization

          99.2 Confirmation Order

          99.3 Press Release dated December 22, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2004

                                  Mooney Aerospace Group, Ltd.

                                  By: /s/ J. Nelson Happy
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                                      Name: J. Nelson Happy
                                      Title: President & Chief Executive Officer